SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   December 31, 2005
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                        Clover Community Bancshares, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

         South Carolina              000-24749                 58-2381062
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(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
       of  Incorporation)                                  Identification No.)


                              124 North Main Street
                          Clover, South Carolina 29710
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code   (803) 222-7660
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                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01     TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

     Effective December 31, 2005, Clover Community Bancshares, Inc. (the "Company") terminated its dividend reinvestment plan. The plan provided for the reinvestment of dividends paid to the Company's shareholders in shares of common stock purchased from the Company by the plan. The Company's board of directors elected to terminate the plan based on administrative convenience and in view of the anticipated loss of SEC registration for the shares of common stock issuable under the plan upon completion of the Company's pending going-private transaction.

     Pursuant to the plan's termination provisions, each participant will be entitled to a certificate for the number of whole shares held in his or her plan account as of December 31, 2005 and a check in lieu of any fractional shares in an amount of $21.00 per share, representing the price at which the plan most recently purchased shares of Company common stock. Management anticipates that an aggregate of 20,861 shares of common stock and approximately $3,073.60 in lieu of fractional shares will be distributed in connection with the termination of the plan. No penalty applies to the termination.


EXHIBIT 9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

     Exhibit 10.1 Clover Community Bankshares, Inc. Dividend Reinvestment Plan (incorporated by reference to Appendix I to the Company's Registration Statement on Form S-3, Regis. No. 333-71777)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CLOVER COMMUNITY BANCSHARES, INC.


Date: December 31, 2005               By: /s/ Gwen M. Thompson
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                                          Gwen  M.  Thompson
                                          President and Chief Executive Officer


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